                                                                    Exhibit 99.1

                             Joint Filer Information

                                                                  April 24, 2012

FORM 3

Name of designated filer:  Sageview Capital Master, L.P.

Other Joint Filers:  Sageview Capital Partners (A), L.P., Sageview Capital
Partners (B), L.P., Sageview Partners (C) (Master), L.P., Sageview Capital
GenPar, Ltd., Sageview Capital GenPar, L.P., Sageview Capital MGP, LLC, Edward A.
Gilhuly and Scott M. Stuart.

Addresses: With the exception of Mr. Gilhuly, the address of each of the joint filers listed above is c/o Sageview Capital LP, 55 Railroad Avenue,Greenwich, CT
06830. Mr. Gilhuly's address is c/o Sageview Capital LP, 245 Lytton Avenue, Suite
250, Palo Alto, CA 94301.

Date of Event Requiring Statement:  April 24, 2012

Issuer Name and Ticker or Trading Symbol:  Envivio, Inc. (ENVI)

                                         SAGEVIEW CAPITAL MASTER, L.P.

                                         By: Sageview Capital GenPar, Ltd.,
                                             its General Partner

                                         By: /s/ Barbara E. Parker
                                             -----------------------------------
                                             Name:  Barbara E. Parker
                                             Title: Vice President

                                         SAGEVIEW CAPITAL PARTNERS (A), L.P.

                                         By: Sageview Capital GenPar, Ltd.,
                                             its General Partner

                                         By: /s/ Barbara E. Parker
                                             -----------------------------------
                                             Name:  Barbara E. Parker
                                             Title: Vice President

                                         SAGEVIEW CAPITAL PARTNERS (B), L.P.

                                         By: Sageview Capital GenPar, Ltd.,
                                             its General Partner

                                         By: /s/ Barbara E. Parker
                                             -----------------------------------
                                             Name:  Barbara E. Parker
                                             Title: Vice President

                                         SAGEVIEW PARTNERS (C) (MASTER), L.P.

                                         By: Sageview Capital GenPar, Ltd.,
                                             its General Partner

                                         By: /s/ Barbara E. Parker
                                             -----------------------------------
                                             Name:  Barbara E. Parker
                                             Title: Vice President

                                        SAGEVIEW CAPITAL GENPAR, LTD.

                                         By: /s/ Barbara E. Parker
                                             -----------------------------------
                                             Name:  Barbara E. Parker
                                             Title: Vice President

                                         SAGEVIEW CAPITAL GENPAR, L.P.

                                         By: Sageview Capital MGP, LLC,
                                             its General Partner

                                         By: /s/ Barbara E. Parker
                                             -----------------------------------
                                             Name:  Barbara E. Parker
                                             Title: Vice President

                                         SAGEVIEW CAPITAL MGP, LLC

                                         By: /s/ Barbara E. Parker
                                             -----------------------------------
                                             Name:  Barbara E. Parker
                                             Title: Vice President

                                         EDWARD A. GILHULY

                                             /s/ Edward A. Gilhuly
                                             -----------------------------------

                                         SCOTT M. STUART

                                             /s/ Scott M. Stuart
                                             -----------------------------------